UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

TRINITY CAPITAL INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39958	35-2670395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. 1st Street 3rd Floor Phoenix, Arizona	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 374-5350

3075 West Ray Road

Suite 525

Chandler, Arizona

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRIN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of the (i) 2019 Trinity Capital Inc. Long-Term Incentive Plan (the “2019 Long-Term Incentive Plan”) and (ii) Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (the “2019 Restricted Stock Plan”).

On June 17, 2021, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Trinity Capital Inc. (the “Company”), the Company’s stockholders approved the (i) 2019 Long-Term Incentive Plan and (ii) 2019 Restricted Stock Plan. The Board of Directors (the “Board”) of the Company previously approved and adopted the 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan, subject to stockholder approval at the Annual Meeting and receipt of an exemptive order from the Securities and Exchange Commission (the “SEC”) with respect to such equity incentive plans, which the Company received on May 27, 2021 (the “SEC Exemptive Order”).

2019 Trinity Capital Inc. Long-Term Incentive Plan

General. Under the 2019 Long-Term Incentive Plan, awards of restricted stock, incentive stock options and non-statutory stock options (together with incentive stock options, “Options”) may be granted to certain of the Company’s executive officers, employee directors and other employees (collectively, the “Employee Participants”) in accordance with the SEC Exemptive Order. While the 2019 Long-Term Incentive Plan contemplates grants of restricted stock, restricted stock units, Options, dividend equivalent rights, performance awards and other stock-based awards to the Employee Participants, the Company only sought and received exemptive relief from the SEC pursuant to the SEC Exemptive Order to grant awards of restricted stock and Options. As a result, the Company will only grant awards of such securities under the 2019 Long-Term Incentive Plan and will not grant awards of restricted stock units, dividend equivalent rights, performance awards and other stock-based awards unless and until it seeks and receives the necessary exemptive relief from the SEC and stockholder approval with respect thereto.

Subject to certain adjustments under the 2019 Long-Term Incentive Plan, the maximum aggregate number of shares of the Company’s common stock authorized for issuance under the 2019 Long-Term Incentive Plan is 3,600,000 shares.

The 2019 Long-Term Incentive Plan is to be administered by the Board, unless the Board delegates its administrative authority to the Compensation Committee of the Board (the “Compensation Committee”) in accordance with the terms of the 2019 Long-Term Incentive Plan.

Restricted Stock. Except to the extent restricted under the terms of the 2019 Long-Term Incentive Plan or an award agreement thereunder, an Employee Participant granted an award of restricted stock will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. Each award of restricted stock will be evidenced by a written agreement with the Employee Participant, which will include any provisions that the Board or the Compensation Committee, as applicable, may specify. During the restricted period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Employee Participant. Except as the Board or the Compensation Committee, as applicable, otherwise expressly provides, the restricted stock shall not be transferable other than by will or by laws of descent and distribution. Except as the Board or the Compensation Committee, as applicable, otherwise determines, upon termination of an Employee Participant’s employment during the applicable restriction period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.

Options. The Board or the Compensation Committee, as applicable, is authorized under the 2019 Long-Term Incentive Plan to grant Options to acquire shares of the Company’s common stock, which may be incentive stock options or non-statutory stock options. Options will be evidenced by a written award agreement with the Employee Participant, which will include any provisions that the Board or the Compensation Committee, as applicable, may specify. The Board or the Compensation Committee, as applicable, may determine when an Option will vest and any conditions related thereto. The exercise price of an Option may not be less than (i) if the Company’s common stock is listed on any stock exchange or national market system, the listed price per share of common stock as of the date the Option is granted, or (ii) if the Company’s common stock is not listed on any stock exchange or national market system, the current market value of, or if no such market value exists, the current net asset value per share of, the shares of common stock subject to the Option as determined in good faith by the Board or the Compensation Committee, as applicable, on the date the Option is granted. In the case of an Option granted to an Employee Participant owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries that is intended to qualify as an incentive stock option, the exercise price will not be less than 110% of the fair market value determined as of the date of grant.

All Options granted under the 2019 Long-Term Incentive Plan must have a term of no more than ten years. The grant price, number of shares, terms and conditions of exercise, whether a stock option may qualify as an incentive stock option under the Internal Revenue Code of 1986, as amended, and other terms of a stock option grant will be fixed by the Board or the Compensation Committee, as applicable, as of the grant date. Incentive stock options are not transferable except by will or the laws of descent and distribution and may be exercised during the Employee Participant’s lifetime only by the Employee Participant. Non-statutory stock options are likewise transferable by will and the laws of descent and distribution, and to the extent permitted by the Board or the Compensation Committee, as applicable, by gift to a permitted transferee. Non-statutory stock options that are transferable only after death may be exercised during the Employee Participant’s lifetime only by the Employee Participant.

Each exercise price of an Option must be paid in full at the time the shares of common stock underlying the Option are delivered to the Employee Participant. The Employee Participant may satisfy the applicable exercise price requirements under an Option for the full amount of such exercise price using cash, including by tendering a check (acceptable to the Board or the Compensation Committee, as applicable), or by such means as permitted by the Board or the Compensation Committee, as applicable, which may include a broker-assisted exercise program acceptable to the Board or the Compensation Committee, as applicable. Additionally, the Company may, in its sole discretion, permit the satisfaction of the applicable exercise price requirements (or a portion thereof) under an Option award by withholding from the Option, the number of vested shares of common stock awarded under the Option with a fair market value as of the date of such transaction equal to such exercise price.

Covered Transaction. Unless the terms of an award provide otherwise, in the event of a “covered transaction” (as defined in the 2019 Long-Term Incentive Plan), each award will become fully vested or exercisable prior to the covered transaction on a basis that gives the holder of the award a reasonable opportunity, as determined by the Board or the Compensation Committee, as applicable, to participate as a stockholder of the Company in the covered transaction following such vesting or exercise. The award will terminate upon consummation of the covered transaction.

Amendment and Termination. The Board or the Compensation Committee, as applicable, may amend, suspend or terminate the 2019 Long-Term Incentive Plan at any time. The Board will seek stockholder approval of any action modifying a provision of the 2019 Long-Term Incentive Plan when the Board determines that such stockholder approval is required under the provisions of applicable law, and such action will not be effective until so approved. The 2019 Long-Term Incentive Plan will terminate on the day prior to the tenth anniversary of the date the plan was initially adopted by the Board, unless terminated sooner by action of the Board or the Compensation Committee, as applicable.

SEC Exemptive Order. On May 27, 2021, the SEC granted the SEC Exemptive Order, which permits the Company to, among other things, (i) issue restricted stock through the 2019 Long-Term Incentive Plan as part of the compensation packages for certain Employee Participants, (ii) withhold shares of common stock or purchase shares of common stock from the Employee Participants to satisfy tax withholding obligations relating to the vesting of restricted stock or the exercise of Options that may be granted pursuant to the 2019 Long-Term Incentive Plan, and (iii) permit Employee Participants to pay the exercise price of Options that may be granted to them pursuant to the 2019 Long-Term Incentive Plan with shares of common stock. All awards granted under the 2019 Long-Term Incentive Plan must comply with the terms and conditions of the SEC Exemptive Order.

A more detailed summary of the material features of the 2019 Long-Term Incentive Plan is set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting, filed with the SEC on April 28, 2021, under the section entitled “Proposal 4: Approval of the 2019 Trinity Capital Inc. Long-Term Incentive Plan,” which is incorporated herein by reference. The foregoing summary and the summary in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2019 Long-Term Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan

General. The 2019 Restricted Stock Plan provides for grants of restricted stock awards (“Non-Employee Director Awards”) to our non-employee directors (the “Non-Employee Director Participants”), which are directors who are not “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended), at or about the beginning of each one year term of service on the Board in accordance with the SEC Exemptive Order. Subject to certain adjustments under the 2019 Restricted Stock Plan, the total number of shares of the Company’s common stock that may be subject to Non-Employee Director Awards is 60,000 shares. The 2019 Restricted Stock Plan is to be administered by the Compensation Committee.

Restricted Stock. The Compensation Committee is authorized to grant Non-Employee Director Awards of restricted stock. All restricted stock granted under the 2019 Restricted Stock Plan will be evidenced by a written agreement containing such terms and conditions as the Compensation Committee may determine. A grant of restricted stock is a grant of shares of the Company’s common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2019 Restricted Stock Plan relate to continued service on the Board (lapsing on an annual basis).

The restricted stock will be subject to restrictions on transferability and other restrictions as required by the Compensation Committee from time to time. Except to the extent restricted under the terms of the 2019 Restricted Stock Plan or an award agreement thereunder, a Non-Employee Director Participant granted a Non-Employee Director Award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restricted period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be transferred except to the spouse or lineal descendants of the Non-Employee Director Participant, any trust for the benefit of the spouse or lineal descendants of the Non-Employee Director Participant, or the guardian or conservator of the Non-Employee Director Participant.

Change in Control. Unless the terms of a Non-Employee Director Award provide otherwise, in the event of a specified transaction involving a “change in control” (as defined in the 2019 Restricted Stock Plan) in which there is an acquiring or surviving entity, the Board or the Compensation Committee, as applicable, may provide for the assumption of some or all outstanding Non-Employee Director Awards, or for the grant of substitute awards, by the acquirer or survivor. In the event no such assumption or substitution occurs, each Non-Employee Director Award, subject to its terms, will become fully vested or exercisable prior to the change in control on a basis that gives the holder of the Non-Employee Director Award a reasonable opportunity, as determined by the Board or the Compensation Committee, as applicable, to participate as a stockholder of the Company in the change in control following vesting or exercise. The Non-Employee Director Award will terminate upon consummation of the change in control.

Amendment and Termination. The Board may modify, revise or terminate the 2019 Restricted Stock Plan at any time and from time to time, subject to the terms of (i) the SEC Exemptive Order, (ii) the Company’s charter and bylaws and (iii) applicable law. The Board will seek stockholder approval of any action modifying a provision of the 2019 Restricted Stock Plan when the Board determines that such stockholder approval is required under the provisions of applicable law, and such action will not be effective until so approved. Further, the Board may not amend the 2019 Restricted Stock Plan to increase the amount of restricted stock issuable under the 2019 Restricted Stock Plan without approval from the SEC. The 2019 Restricted Stock Plan will terminate on the day prior to the tenth anniversary of the date the plan was approved by the Company’s stockholders, unless terminated sooner by action of the Board.

SEC Exemptive Order. On May 27, 2021, the SEC granted the SEC Exemptive Order, which permits the Company to, among other things, issue restricted stock to the Non-Employee Director Participants under the 2019 Restricted Stock Plan as part of the compensation package for such Non-Employee Director Participants. All Non-Employee Director Awards granted under the 2019 Restricted Stock Plan must comply with the terms and conditions of the SEC Exemptive Order.

A more detailed summary of the material features of the 2019 Restricted Stock Plan is set forth in the Proxy Statement, filed with the SEC on April 28, 2021, under the section entitled “Proposal 5: Approval of the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan,” which is incorporated herein by reference. The foregoing summary and the summary in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2019 Restricted Stock Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 17, 2021 and submitted five matters to the vote of its stockholders, each of which is described in detail in the Proxy Statement. As of the close of business on April 27, 2021, the record date for the Annual Meeting, there were 26,491,274 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the Company’s stockholders at the Annual Meeting is set forth below.

Proposal 1: Election of Directors

The Company’s stockholders re-elected three directors to the Board, two of which (being Kyle Brown and Richard R. Ward) to serve until the 2024 Annual Meeting of Stockholders and one of which (being Michael E. Zacharia) to serve until the 2023 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Name	For	Against	Abstain	Broker Non-Votes
Kyle Brown	13,532,868	2,200,993	19,255	–
Richard R. Ward	12,080,749	3,653,114	19,255	–
Michael E. Zacharia	15,178,675	555,188	19,254	–

Proposal 2: Issuance of Shares Below Net Asset Value

The Company’s stockholders approved a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current net asset value per share. The following votes were taken in connection with this proposal:

	For	Against	Abstain	Broker Non-Votes
All Stockholders	13,447,854	1,807,460	497,803	–

	For	Against	Abstain	Broker Non-Votes
Stockholders Without Affiliates	12,442,917	1,807,460	497,803	–

Proposal 3: Issuance of Options, Warrants or Convertible Securities

The Company’s stockholders approved a proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase the Company’s common stock, subject to the conditions as set forth in the Proxy Statement. The following votes were taken in connection with this proposal:

For	Against	Abstain	Broker Non-Votes
10,547,438	4,476,232	729,447	–

Proposal 4: 2019 Trinity Capital Inc. Long-Term Incentive Plan

The Company’s stockholders approved the 2019 Trinity Capital Inc. Long-Term Incentive Plan based on the following votes:

For	Against	Abstain	Broker Non-Votes
11,913,411	3,099,937	739,769	–

Proposal 5: Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan

The Company’s stockholders approved the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan based on the following votes:

For	Against	Abstain	Broker Non-Votes
14,846,761	162,642	713,713	–

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	2019 Trinity Capital Inc. Long-Term Incentive Plan
10.2*	Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trinity Capital Inc.

June 23, 2021	By:	/s/ Steven L. Brown
Name: Steven L. Brown
Title: Chief Executive Officer